TURNER FUNDS

                          TURNER STRATEGIC GROWTH FUND
                         Supplement dated March 6, 2006
                    to the Prospectus dated January 31, 2006


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THAT DOCUMENTS.

On February 24, 2006, the Board of Trustees (the "Board") of the Turner Funds (the "Trust") approved the reorganization of the Turner Strategic Growth Fund (the "Fund") into a corresponding shell portfolio of the Phoenix Opportunities Trust with the same investment objectives and policies. The Board's decision to reorganize the Fund is subject to shareholder approval. If you are a shareholder of record as of April 10, 2006 (the "Record Date"),you will be eligible to vote at a Special Meeting of Shareholders. If you become a shareholder after the Record Date, you will not be eligible to vote at the Special Meeting. All shareholders of record as of the Record Date will receive a proxy statement relating to the proposed reorganization describing its terms in detail. This Special Meeting is expected to take place on or about April 28, 2006.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

(TUR-FS2-030-21)